Exhibit 10.07

2016 INVESTMENT ELECTION FORM
Valero Energy Corporation Deferred Compensation Plan

Direction of Investments

The undersigned Participant hereby directs that the measurement of the Participant’s account be determined as if it were invested in the fund options as indicated below.

DEFERRALS OF SALARY AND/OR BONUSES BEGINNING 1/1/2016
WILL BE TREATED AS IF INVESTED AS INDICATED BELOW.

Enter your investment elections: 5% minimum/increments of 5%.
The total of the percentages must equal 100%.
You may invest in any one or more (including all) of the fund options.

_ _ _ _ _% DGAGX   Dreyfus Appreciation

_ _ _ _ _% FSTGX   Fidelity Intermediate Government

_ _ _ _ _% JAWWX   Janus Worldwide

_ _ _ _ _% MTIXX   Milestone Funds Treasury Obligations Portfolio

_ _ _ _ _% OAKMX   Oakmark I

_ _ _ _ _% RPMGX   Price Mid-Cap Growth

_ _ _ _ _% SRINX   Columbia Income Z

_ _ _ _ _% VBINX   Vanguard Balanced Index

_ _ _ _ _% VEXMX   Vanguard Index Extended Market

_ _ _ _ _% VFINX   Vanguard Index 500

_ _ _ _ _% VQNPX   Vanguard Growth and Income
________
  100%

I understand that the elections I have chosen on this form shall remain in effect until I make a directive to change.

Participant’s Signature	Date

Participant’s Name	Participant’s Employee ID Number